Registration Nos. 333-66757, 811-5626
                                      File Pursuant to 497(e)
ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY

          SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
                        PROFILE AND PROSPECTUS SUPPLEMENT
                                   MAY 3, 2001
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001
                                       FOR
            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                      (THE "GOLDENSELECT VALUE PROSPECTUS")
                ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY

                                   ----------

                    The following information supplements and replaces certain information contained in the Profile and Prospectus dated May 1, 2001

                      for Deferred Combination Variable and
                   Fixed Annuity Contracts (the "Prospectus").
     The capitalized terms used in this supplement have the same meaning as those in the Prospectus. You should keep this supplement with your
                             Profile and Prospectus.

You may now elect to add the earnings multiplier benefit to your Contract, even if it is an IRA or being used to fund a qualified plan.

     1. The following information is added to the "Individual Retirement Annuities" section of your Prospectus:

IRA's generally may not invest in life insurance contracts. We do not believe a death benefit under an annuity contract that is equal to the greater of premiums paid (less withdrawals) or contact value will be treated as life insurance. However, the enhanced death benefits and earnings enhancement benefit under this Contract may exceed the greater of premiums paid (less withdrawals) and contract value. We have previously received IRS approval of the form of the Contract, including the enhanced death benefit feature, for use as an IRA. THE CONTRACT WITH BOTH ENHANCED DEATH BENEFITS AND THE EARNINGS MULTIPLIER BENEFIT HAS BEEN FILED WITH THE IRS FOR APPROVAL FOR USE AS AN IRA. HOWEVER, THERE IS NO ASSURANCE THAT THE IRS WILL GIVE THIS APPROVAL OR THAT THE CONTRACT MEETS THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the enhanced death benefit options and earnings multiplier benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax qualification, which could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. YOU SHOULD CONSULT YOUR TAX ADVISOR IF YOU ARE CONSIDERING ADDING AN ENHANCED DEATH BENEFIT OR EARNINGS MULTIPLIER BENEFIT TO YOUR CONTRACT IF IT IS AN IRA.

     2. The following information is added to the "Taxation of Non-Qualified Contracts" and the "Taxation of Qualified Contracts" sections of your
          Prospectus:

The IRS could come to a determination that rider charges are taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

ING  VARIABLE  ANNUITIES
GOLDEN AMERICAN LIFE INSURANCE COMPANY

Golden American Life Insurance Company is a stock company domiciled in Delaware.

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